Exhibit 10.21

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AMENDMENT NO. 1 TO

LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of July 27, 2023, by and among PINSTRIPES, INC., a corporation organized under the laws of Delaware ("Borrower"), the financial institutions party hereto (collectively, the "Lenders" and each individually a "Lender") and GCCP II AGENT, LLC, an Illinois limited liability company (in its individual capacity, "GCCP Agent"), as agent for Lenders (GCCP Agent, in such capacity, the "Agent").

RECITALS

A.            Borrower, the Lenders party thereto and Agent are party to that certain Loan and Security Agreement, dated as of April 19, 2023 (as amended, restated, supplemented or otherwise modified from time to time hereafter, the "Credit Agreement").

B.            Borrower has requested that Agent and Lenders amend the Credit Agreement in certain respects, including to, among other things, provide for the making of a $5,000,000 incremental term loan, in each case as provided in, and subject to the terms and conditions of, this Amendment.

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.            Defined Terms; Interpretation. All capitalized terms which are not defined herein shall have the same meanings as set forth in the Credit Agreement. Except as specifically set forth herein, the Credit Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto and thereto. The rules of construction specified in Sections 1.1, 1.3, 1.4 and 14.14 of the Credit Agreement also apply to this Amendment, mutatis mutandis.

2.            Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 below, and in reliance on the representations and warranties contained in Section 6 below, the Credit Agreement is hereby amended as follows:

(a)            Section 1.1 of the Credit Agreement is hereby amended to insert each of the following new defined terms therein in the appropriate alphabetical order:

"First Amendment" means that certain Amendment No. 1 to Loan and Security Agreement, dated as of the First Amendment Effective Date.

"First Amendment Effective Date" means July 27, 2023.

"First Amendment Term Loan" has the meaning set forth in Section 2.1.

"First Amendment Transactions" means (a) the execution, delivery and performance by Borrower of the First Amendment and the other Loan Documents to be entered into in connection therewith, (b) the borrowing of the First Amendment Term Loan on the First Amendment Effective Date and the use of the proceeds thereof in accordance with the terms hereof, and (c) the payment of all fees and expenses required to be paid in connection with the foregoing.

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"Initial Term Loan" has the meaning set forth in Section 2.1.

"Walnut Creek Opening Date" means March 31, 2024.

(b)            Each of the following defined terms set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

"FF&E Collateral" means the items of furniture, trade fixtures, equipment and other personal property acquired by the Borrower to be used in the operation of its business which is identified on Annex B hereto as of the First Amendment Effective Date. For the avoidance of all doubt, the parties hereto agree that the purchase of all FF&E Collateral by Borrower shall be deemed to have been financed with the proceeds of the Term Loan for all purposes under the Loan Documents and otherwise.

"Pro Rata Share" means, as to any Lender, the percentage equal to the outstanding principal amount of the Term Loan held by such Lender on such date, divided by the aggregate outstanding principal amount of the Term Loan on such date; provided that, prior to the making of their respective portion of the First Amendment Term Loan, such Lender's "Pro Rata Share" with respect to the First Amendment Term Loan shall be the percentage indicated for such Lender under the heading "First Amendment Term Loan Commitment Percentage" on Annex A on the First Amendment Effective Date immediately after giving effect to the First Amendment.

"Term Loan" means, collectively, the Initial Term Loan and the First Amendment Term Loan.

"Term Loan Commitment Percentage" shall mean, as to any Lender, (a) with respect to the Initial Term Loan, the Term Loan Commitment Percentage (if any) set forth opposite such Lender's name on Annex A attached hereto as of the Closing Date, plus (b) with respect to the First Amendment Term Loan, the First Amendment Term Loan Commitment Percentage (if any) set forth opposite such Lender's name on Annex A attached hereto as of the First Amendment Effective Date (or, in the case of any Lender that became party to this Agreement after the Closing Date pursuant to Section 14.3(b) hereof, the Term Loan Commitment Percentage (if any) of such Lender as set forth in the applicable Commitment Transfer Supplement), in each case, as the same may be adjusted upon any assignment by or to such Lender pursuant to Section 14.3(b) hereof.

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(c)            Section 1.1 of the Credit Agreement is hereby amended by deleting each of the defined terms "Term Loan Commitment" and "Term Loan Commitment Amount" set forth therein in its entirety.

(d)            Section 2.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

2.1.            Term Loan. On the Closing Date, each Lender, severally and not jointly, made a term loan to Borrower in amount equal to such Lender's then applicable Term Loan Commitment Percentage of the aggregate principal amount of $11,500,000 (the "Initial Term Loan"), the proceeds of which were used by Borrower on the Closing Date to (i) purchase the Purchased FF&E identified on Annex C under the heading "Closing Date Purchased FF&E" (including the reimbursement to Borrower for certain payments made by Borrower prior to the Closing Date as part of the purchase price for certain Purchased FF&E in the amounts indicated on Annex C under the headings "Closing Date Purchased FF&E" - "Payments to Date"); and (ii) fund fees and expenses in connection therewith and with the closing of the Transactions. Immediately prior to the effectiveness of the First Amendment on the First Amendment Effective Date, the outstanding principal balance of the Initial Term Loan was $11,500,000. Each Lender, severally and not jointly, agrees to and shall make a term loan to Borrower on the First Amendment Effective Date in the amount equal to such Lender's Term Loan Commitment Percentage as of the First Amendment Effective Date of the aggregate principal amount of $5,000,000 (collectively, the "First Amendment Term Loan"; the First Amendment Term Loan together with the Initial Term Loan, the "Term Loan") such that immediately after the funding thereof the aggregate outstanding principal balance of the Term Loan shall be $16,500,000, the proceeds of which will be used by Borrower (i) on the First Amendment Effective Date, to purchase the Purchased FF&E identified on Annex C under the heading "First Amendment Effective Date Purchased FF&E" and to fund fees and expenses in connection therewith and with the closing of the First Amendment Transactions; and (ii) after the First Amendment Effective Date and prior to the Walnut Creek Opening Date, to purchase Eligible FF&E constituting FF&E Collateral identified on Annex B and the FF&E Purchase Notice applicable thereto and to fund fees and expenses in connection therewith. No Lender shall have any obligation to fund any portion of the First Amendment Term Loan required to be funded by any other Lender but not so funded. Borrower shall have no right to reborrow any portion of the Term Loan which is repaid or prepaid from time to time. At a Lender's request, the Term Loan of such Lender shall be evidenced by one or more Term Notes in the form attached hereto as Exhibit 2.1, with appropriate insertions, payable to the order of such Lender (or its registered assigns) in an aggregate face principal amount equal to the principal amount of such Lender's Loan.

(e)            Section 2.2 of the Credit Agreement is hereby amended by deleting the reference to "$431,250" set forth therein and inserting a reference to "$618,750" in lieu thereof.

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(f)            Section 2.6 of the Credit Agreement is hereby amended and restated in its entirety as follows:

2.6.           Use of Proceeds. The Term Loan is being advanced by the Lenders for the sole purpose of enabling Borrower to acquire, and Borrower shall apply the proceeds of Term Loan solely to finance the purchase of the Purchased FF&E and Eligible FF&E constituting FF&E Collateral identified on Annex B and to pay fees, sales taxes, duties, freight charges, costs of storage in transit, administrative charges and similar fees and expenses in connection therewith, in each case, to the extent permitted under this Agreement.

(g)            Section 3.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

3.3.           Certain Fees. In addition to the amounts required to be paid elsewhere in this Agreement, Borrower agrees to pay the following fees to Agent, for the ratable benefit of the Lenders the following fees:

(a) Closing Date Fees. (i) an upfront fee in the amount of $230,000 and (ii) an application fee in the amount of $115,000, each of which shall be fully earned, due and payable in full in cash on the Closing Date and non-refundable once paid; and

(b) First Amendment Effective Date Fees. (i) an upfront fee in the amount of $100,000 and (ii) an application fee in the amount of $50,000, each of which shall be fully earned, due and payable in full in cash on the First Amendment Effective Date and non-refundable once paid.

(h)            Section 3.4 of the Credit Agreement is hereby amended by deleting the reference to "$287,500" set forth therein and inserting a reference to "$412,500" in lieu thereof.

(i)            Article IX of the Credit Agreement is hereby amended by inserting a new Section 9.13 therein immediately after Section 9.12, as follows:

9.13. Commencement of Business Operations; Use of First Amendment Term Loan Proceeds. Borrower shall have failed (a) to commence business operations (i) at any Permitted Location (other than the Permitted Locations at Coral Gables or Walnut Creek) on or prior to December 31, 2023; (ii) at the Permitted Location at Coral Gables on or prior to March 1, 2024, or (iii) at the Permitted Location at Walnut Creek on or prior to the Walnut Creek Opening Date, or (b) to use 100% of the proceeds of the First Amendment Term Loan on or prior to the Walnut Creek Opening Date to finance the purchase of Eligible FF&E constituting FF&E Collateral identified on Annex B in accordance with the terms hereof.

(j)            Section 13.8 of the Credit Agreement is hereby amended by deleting the reference to "Term Loan Commitment" set forth therein and inserting a reference to "Term Loan" in lieu thereof.

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(k)            Annex A (Lenders and Pro Rata Shares) to the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit A hereto.

(l)             Annex B (FF&E Collateral) to the Credit Agreement is hereby amended and restated in the form attached hereto as Exhibit B.

(m)           Annex C (Purchased FF&E) to the Credit Agreement is hereby amended and restated in the form attached hereto as Exhibit C.

(n)            Schedule 4.4 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit D hereto.

3.            Conditions Precedent to Effectiveness. This Amendment shall not become effective until each of the following conditions precedent shall have been satisfied (each dated as of the date hereof unless otherwise noted below):

(a)            Agent shall have received from each other party hereto a duly executed counterpart of this Amendment signed on behalf of such party (which may be a facsimile or electronic transmission).

(b)            Agent shall have received payment of all costs and expenses (including reasonable fees, charges and disbursements of counsel for Agent) incurred by Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and all other documents provided for herein or delivered or to be delivered hereunder or in connection herewith to the extent required by Section 14.9 of the Credit Agreement.

(c)            No Default or Event of Default shall have occurred and be continuing as of the date hereof, immediately prior to and after giving effect to this Amendment and the other First Amendment Transaction Documents.

(d)            Agent shall have received each other Loan Document, certificate, schedule, document, consent, or other agreement referenced on the Closing Agenda attached hereto as Exhibit E (collectively, the "First Amendment Transaction Documents", other than those indicated thereon in parenthesis as "post-closing" (or words of similar effect).

4.             [Reserved].

5.            Reaffirmation. Without limiting its obligations under or the provisions of the Credit Agreement and the other Loan Documents, Borrower hereby (a) affirms and confirms its pledges, grants, indemnification obligations and other commitments and obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this Amendment and the other First Amendment Transaction Documents, and further agrees that, immediately after giving effect to this Amendment and the extension of the First Amendment Term Loan to be made pursuant hereto, the outstanding principal amount of the Term Loan will be $16,500,000, (b) agrees that each Loan Document to which it is a party and all guarantees, pledges, grants and other commitments and obligations thereunder and under the Credit Agreement shall continue to be in full force and effect following the effectiveness of this Amendment and (c) confirms that all of the Liens and security interests created and arising under the Loan Documents remain in full force and effect, and are not released or reduced, as collateral security for the Obligations.

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6.            Representations and Warranties of Borrower. Borrower hereby represents and warrants to Agent and Lenders, which representations and warranties shall survive the execution and delivery hereof, that on and as of the date hereof and after giving effect to this Amendment:

(a)            Borrower has full power, authority and legal right to enter into this Amendment and the First Amendment Transaction Documents to which it is a party and to perform all its respective Obligations hereunder and thereunder. This Amendment and the other First Amendment Transaction Documents have been duly executed and delivered by Borrower, and this Agreement and such other First Amendment Transaction Documents constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally. The execution, delivery and performance of this Amendment and the other First Amendment Transaction Documents (i) are within Borrower's corporate power, have been duly authorized by all necessary corporate action, are not in contravention of law or the terms of Borrower's Organizational Documents or to the conduct of Borrower's business or of any Material Agreement or undertaking to which Borrower is a party or by which Borrower is bound, (ii) will not conflict with or violate any law or regulation, or any judgment, order or decree of any Governmental Body, (iii) will not require the Consent of any Governmental Body, any party to a Material Agreement or any other Person, except those Consents which will have been duly obtained, made or compiled prior to the Closing Date and which are in full force and effect and (iv) will not conflict with, result in any breach in any of the provisions of, or constitute a default under, the provisions of any Material Agreement nor result in the creation of any Lien upon any Collateral;

(b)            Each representation and warranty of Borrower set forth in the Credit Agreement and in each of the other Loan Documents to which Borrower is a party is hereby restated and affirmed as true and correct in all material respects (without duplication of any materiality qualifier) as of the date hereof as though made on and as of such date (unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and

(c)            No Default or Event of Default shall have occurred and be continuing as of the date hereof, immediately prior to and after giving effect to this Amendment.

Borrower acknowledges that Agent and Lenders are specifically relying upon the representations, warranties and agreements contained herein and that such representations, warranties and agreements constitute a material inducement to Agent and Lenders in entering into this Amendment.

7.            Release. As further consideration for Agent’s and Lenders’ agreement to grant the accommodations set forth herein, Borrower hereby waives and releases and forever discharges Agent, Lenders and their officers, directors, attorneys, agents and employees from any liability, damage, claim, loss or expense of any kind that Borrower may have against Agent or any of the Lenders arising out of or relating to the Obligations, this Amendment or the Loan Documents, in any case for, upon, or by reason of any circumstance, action or cause which arises at any time on or prior to the date of this Amendment.

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8.            Miscellaneous.

(a)            This Amendment, together with the other First Amendment Transaction Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof. This Amendment is made and entered into pursuant to and in accordance with Section 14.2 of the Credit Agreement. This Amendment constitutes a Loan Document for all purposes under the Credit Agreement.

(b)            On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, shall include (in addition to the Credit Agreement) this Amendment. The term "Loan Documents" as defined in Section 1.1 of the Credit Agreement shall include (in addition to the Loan Documents described in the Credit Agreement) this Amendment and the other First Amendment Transaction Documents.

(c)            This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute effective delivery thereof. Electronic records of this executed Amendment maintained by the Lenders shall deemed to be originals.

(d)            This Amendment shall be binding upon Borrower, the Lenders, and Agent and their respective successors and permitted assigns, and shall inure to the benefit of Borrower, the Lenders, and Agent and their successors and permitted assigns.

(e)            THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

(f)            The provisions of the Credit Agreement contained in Article XI are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

PINSTRIPES, INC.

By:	/s/ Dale Schwartz
Name:	Dale Schwartz
Title:	CEO

Signature Page to Amendment No. 1 to Loan and Security Agreement

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ADMINISTRATIVE AGENT:

GCCP II AGENT, LLC, an Illinois limited liability company, as Administrative Agent

By:	/s/ Brian B. Boorstein
Name:	Brian B. Boorstein
Title:	Manager

LENDERS:

GRANITE CREEK FLEXCAP III, L.P., a Delaware limited partnership, as a Lender

By:	GRANITE CREEK GP FLEXCAP III, L.L.C. its General Partner

	By:	/s/ Brian B. Boorstein
	Name:	Brian B. Boorstein
	Title:	Manager

Signature Page to Amendment No. 1 to Loan and Security Agreement

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Exhibit A

ANNEX A

LENDERS AND PRO RATA SHARES

Lender	Initial Term Loan Commitment	Initial Term Loan Commitment Percentage	First Amendment Term Loan Commitment	First Amendment Term Loan Commitment Percentage	Outstanding Term Loan[1]	Pro Rata Share

Granite Creek FlexCap III, L.P.	$11,500,000	100%	$5,000,000	100%	$16,500,000	100%
TOTAL	$11,500,000	100%	$5,000,000	100%	$16,500,000	100%

1 As of the First Amendment Effective Date immediately after giving effect to the funding of the First Amendment Term Loan.

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Exhibit B

ANNEX B

FF&E Collateral

(See attached.)

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Annex B

FF&E Collateral

Topanga

[***]

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Aventura

[***]

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Orlando

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Garden State Plaza

[***]

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Coral Gables

[***]

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Walnut Creek

[***]

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Exhibit C

ANNEX C

Purchased FF&E

(See attached.)

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Annex C

Purchased FF&E

Topanga

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Aventura

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Orlando

[***]

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Garden State Plaza

[***]

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Coral Gables

[***]

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Walnut Creek

[***]

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Exhibit D

SCHEDULE 4.4

Permitted Locations

(See attached.)

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Privileged & Confidential

Schedule 4.4

Permitted Location

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1

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Exhibit E

Closing Checklist

(See attached.)

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GRANITE CREEK FLEXCAP III, L.P.

AMENDMENT NO.1 TO TERM LOAN AND SECURITY AGREEMENT WITH PINSTRIPES, INC.

July 27, 2023

CLOSING AGENDA

PARTIES

Agent	GCCP II Agent, LLC, an Illinois limited liability company

Counsel to Agent	Goldberg Kohn Ltd. ("GK")

Borrower	Pinstripes, Inc., a Delaware corporation ("Pinstripes")

Counsel to Borrower	Walter Haverfield ("WH")

Katten Muchin Rosenman ("KTR")

Silverview Agent	Silverview Credit Partners LP

Counsel to Silverview	Alston & Bird ("A&L")

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DOCUMENTS:

A.	Loan and Security Documents

1.	Amendment No. 1 to Loan and Security Agreement

(a)	Exhibit A – Annex A (Lenders and Pro Rata Shares)

(b)	Exhibit B – Annex B (FF&E Collateral)

(c)	Exhibit C – Annex C (Purchased FF&E)

(d)	Exhibit D – Schedule 4.4 (Permitted Locations)

(e)	Exhibit E – Closing Checklist

2.	Amended and Restated Term Note

3.	Notice of Borrowing and Letter of Direction, together with flow of funds

4.	UCC-3 Financing Statement Amendment listed on Exhibit A

5.	Amendment No. 1 to Agreement Regarding Collateral

6.	Certificates of property insurance including coverage for Walnut Creek, showing Agent as lender's loss payee plus endorsements

7.	Landlord Waiver (Walnut Creek)

B.	Collateral Due Diligence

8.	Pre-closing Lien Searches

C.	Silverview Loan Documents

9.	Second Amendment to Loan Agreement

D.	Granite Warrant Documents

10.	Detachable Warrant to Purchase Shares of Common Stock

11.	Amendment No. 1 to Equity Side Letter

E.	Organizational Documents

12.	Officer's Certificate of Borrower certifying as to:

(a)	Certified Charter

(b)	Bylaws

(c)	Resolutions/Written Consent

(d)	Incumbency of Officers

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13.	Certificate of Good Standing of Borrower (DE)

F.	Miscellaneous

14.	Walnut Creek Lease Agreement

15.	SBIC Regulatory Side Letter

16.	Granite Certification of Use of Proceeds

G.	Post-Closing Deliveries

17.	Post-closing UCC searches

18.	SBA Form 480

19.	SBA Form 652

20.	SBA Form 1031

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EXHIBIT A

UCC-3 AMENDMENT OF FINANCING STATEMENT

[***]

Exhibit A